SUPPLEMENT dated August 4, 1997
                                     to the
                          PROSPECTUS dated May 1, 1997
                                       of
                         TOMORROW FUNDS RETIREMENT TRUST

                            CORE LARGE-CAP STOCK FUND
                            CORE SMALL-CAP STOCK FUND


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         The  Trustees  of  Tomorrow  Funds  Retirement  Trust  have  decided to terminate the Core Large-Cap Stock Fund and Core Small-Cap Stock Fund effective as soon as practicable. The Funds will distribute their net assets to shareholders of record on the date of termination. Accordingly, the Funds are closed to investment by new shareholders. Existing shareholders may continue to invest in the Funds but may wish to consider redeeming their investments. In connection with winding-up their affairs and liquidating all of their assets, the Funds may invest a significant portion of their total assets in U.S. Government securities and other short-term debt securities (as described on pages 20-22 of the attached Prospectus) and may not be investing at least 65% of their total assets in equity securities of large market or small market capitalization companies, as the case may be.

         Holders of Variable Contracts that designated the Funds as investments should contact their insurance company representatives for further information. Participants in Qualified Plans that have designated the Funds as investments should contact their Plan Fiduciaries.